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                         UNDISCOVERED MANAGERS FUNDS

                UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
                          (ALL SHARE CLASSES)
                  (A SERIES OF UNDISCOVERED MANAGERS FUNDS)

                     SUPPLEMENT DATED AUGUST 15, 2005
                 TO THE PROSPECTUSES DATED DECEMBER 29, 2004
                  AS SUPPLEMENTED, DATED FEBRUARY 19, 2005

     The information contained in the sixth paragraph under the heading "Investment Adviser - JPMIM, Sub-Advisers and Portfolio Managers" in the Prospectuses is hereby deleted in its entirety and replaced with the following:

Russell J. Fuller and Frederick W. Stanske have day-to-day responsibility for managing the portfolio of the Behavioral Growth Fund. Mr. Fuller and David
M. Potter have day-to-day responsibility for managing the Behavioral Value Fund. Mr. Fuller founded Fuller & Thaler and has served as its President and Chief Investment Officer since 1993. He was a Vice President of Strategic Development of Concord Capital Management from 1990 to 1993, and a Professor of Finance and Chair of the department of Finance at Washington State University from 1984 to 1990. Mr. Stanske joined Fuller & Thaler in 1996 as a Vice President and Portfolio Manager and became a Senior Vice President and Portfolio Manager in 1997. Prior to joining Fuller & Thaler, Mr. Stanske was employed as a Securities Analyst at Farmers Insurance Group from 1987 to 1989 and as a Vice President and Research Analyst at Fisher Investments from 1989 to 1996. Mr. Potter, Vice President and Analyst, joined Fuller & Thaler in 2005. Prior to joining Fuller & Thaler, Mr. Potter was a vice president of Goldman Sachs in investment banking from 2001 until 2004. Prior to working at Goldman Sachs, Mr. Potter was an emerging markets proprietary trader at Scotia Capital Markets.

             INVESTORS SHOULD RETAIN THIS SUPPLEMENT
           WITH THE PROSPECTUSES FOR FUTURE REFERENCE

                                                           SUP-UMBV-805